UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

GRIFFON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-06620	11-1893410
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 18th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 957-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 30, 2010, Clopay Acquisition Corp. (“Clopay Acquisition”), a Delaware corporation and an indirect wholly-owned subsidiary of Griffon Corporation (the “Company”), completed its previously announced acquisition (the “Acquisition”) of Ames True Temper, Inc.  and certain affiliated companies (collectively, “Ames”) from an affiliate of Castle Harlan, Inc., pursuant to a Stock Purchase Agreement (the “Purchase Agreement”), dated as of July 19, 2010.  The consideration for the Acquisition was $542 million in cash, on a cash and debt-free basis, subject to certain adjustments.  The terms of the Purchase Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 23, 2010 (the “Original 8-K”) and such description of the Purchase Agreement is incorporated herein by reference.  Such description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to the Original 8-K.

Item 1.01. Entry into a Material Definitive Agreement

Term Loan Credit Agreement

On September 30, 2010, Clopay Ames True Temper Holding Corp., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (the “Borrower”), entered into a Credit and Guarantee Agreement, dated as of September 30, 2010, by and among the Borrower, Clopay Ames True Temper LLC, a Delaware limited liability company (“Clopay LLC”), certain subsidiaries of the Borrower party thereto, the lenders party thereto, and Goldman Sachs Lending Partners LLC and Deutsche Bank Securities Inc., as lead arrangers, lead bookrunners and syndication agents (the “Term Loan Credit Agreement”).

The Term Loan Credit Agreement provides for a term loan facility in an aggregate principal amount equal to $375 million, all of which was borrowed on September 30, 2010.   Borrowings under the Term Loan Credit Agreement, once repaid, may not be re-borrowed.   The Term Loan Credit Agreement matures on September 30, 2016.

The Borrower has the option to select interest rates in respect of the loans under the Term Loan Credit Agreement based upon either the Base Rate or the Adjusted Eurodollar Rate (each as defined in the Term Loan Credit Agreement).  Interest on outstanding loans accrues at a rate of 6.00% per annum above the Adjusted Eurodollar Rate, subject to a Eurodollar floor of 1.75%, or 5.00% per annum above the Base Rate.

Borrowings under the Term Loan Credit Agreement are guaranteed by Clopay LLC and certain material domestic subsidiaries of the Borrower (collectively, the “Term Loan Guarantors”).  All obligations under the Term Loan Credit Agreement are secured by a first-priority security interest in substantially all of the Borrower’s assets and substantially all of the assets of the Term Loan Guarantors other than inventory, accounts receivable and cash of the Borrower and the Term Loan Guarantors, which collateralizes borrowings under the ABL Credit Agreement (as defined below) on a first-priority basis and borrowings under the Term Loan Credit Agreement on a second-priority basis.

The Term Loan Credit Agreement contains customary affirmative and negative covenants, including without limitation, restrictions on the following: indebtedness, liens, investments, asset dispositions, certain restricted payments, payment in respect of certain indebtedness, fundamental changes and certain acquisitions, changes in the nature of the business conducted, affiliate transactions, limitations on subsidiary distributions, modifications of constituent documents and debt agreements, capital expenditures, equity issuances and sale/leasebacks.

Under the Term Loan Credit Agreement, the Borrower is required to maintain a certain minimum interest coverage ratio, defined as the ratio of EBIDTA to interest expense, which increases over time.  The Borrower is also required to keep its leverage ratio below a certain level, defined as the ratio of total debt to EBIDTA, which level decreases over time.

The Term Loan Credit Agreement also contains customary events of default, including without limitation, failure to make certain payments when due, materially incorrect representations and warranties, breach of covenants, events of bankruptcy, default on other indebtedness, changes in control with respect to the Company and certain of its subsidiaries, and the failure of any of the loan documents to remain in full force and effect.

A copy of the Term Loan Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ABL Credit Agreement

In addition to the Term Loan Credit Agreement, on September 30, 2010, the Borrower entered into an Amended and Restated Credit Agreement, dated as of September 30, 2010, by and among the Borrower, Clopay LLC, certain subsidiaries of the Borrower party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, joint bookrunners and co-syndication agents (the “ABL Credit Agreement”).   The ABL Credit Agreement amends and restates the terms of the Credit Agreement, dated as of June 24, 2008, by and among Clopay Building Products Company, Inc., Clopay Plastic Products Company, Inc., certain subsidiaries of the Company party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The ABL Credit Agreement provides for a revolving credit facility in an aggregate principal amount equal to $125 million (subject to customary borrowing base limitations) which includes a swingline facility with a sublimit of $12.5 million and a letter of credit facility with a sublimit of $25 million.  Borrowings under the ABL Credit Agreement mature on September 30, 2015.  Loans under the ABL Credit Agreement may be repaid and reborrowed from time to time.

The Borrower has the option to select interest rates in respect of the loans under the ABL Credit Agreement based upon either the Alternative Base Rate or the Adjusted LIBO Rate (each as defined in the ABL Credit Agreement).  Depending upon availability under the ABL Credit Agreement, interest on borrowings accrues at rates ranging from 1.25% to 1.75% per annum above the Alternative Base Rate or 2.25% to 2.75% per annum above the Adjusted LIBO Rate.

Borrowings under the ABL Credit Agreement are guaranteed by Clopay LLC and certain material domestic subsidiaries of the Borrower (collectively, the “ABL Guarantors”) and are secured by a first-priority security interest on inventory, accounts receivable and cash of the Borrower and the ABL Guarantors, and a second-priority security interest on substantially all of the other assets of such entities.

The ABL Credit Agreement contains customary affirmative and negative covenants, including without limitation, restrictions on the following: indebtedness, liens, investments, asset dispositions, certain restricted payments, payment in respect of certain indebtedness, fundamental changes and certain acquisitions, changes in the nature of the business conducted, affiliate transactions, limitations on subsidiary distributions, modifications of constituent documents and debt agreements, equity issuances and sale/leasebacks.

The ABL Credit Agreement contains customary events of default, including without limitation, failure to make certain payments when due, materially incorrect representations and warranties, breach of covenants, events of bankruptcy, default on other indebtedness, changes in control with respect to the Company and certain of its subsidiaries, and the failure of any of the loan documents to remain in full force and effect.

A copy of the ABL Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note, on September 30, 2010, the Company completed the Acquisition.  The Acquisition was completed pursuant to the Purchase Agreement for consideration of $542 million in cash, on a cash and debt-free basis, subject to certain adjustments.  The Company funded the Acquisition through cash on hand and loans borrowed under the Term Loan Credit Agreement and ABL Credit Agreement.

The information in the Introductory Note is incorporated by reference into this Item 2.01.  A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As described in Item 1.01, on September 30, 2010, the Company entered into the Term Loan Credit Agreement, which provides for aggregate borrowings of $375 million, and the ABL Credit Agreement, which provides for aggregate borrowings of up to $125 million (subject to customary borrowing base limitations).

The information in Item 1.01 under the headings “Term Loan Credit Agreement” and “ABL Credit Agreement” are incorporated by reference into this Item 2.03.

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information in Item 8.01 is incorporated by reference into this Item 2.04.

Item 8.01.    Other Events.

Clopay Acquisition’s previously-announced cash tender offers and consent solicitations (the “Tender Offers”) for any and all of Ames’ 10% Senior Subordinated Notes due 2012 (the “Subordinated Notes”) and any and all of Ames’ Senior Floating Rate Notes due 2012 (the “Floating Rate Notes” and, together with the Subordinated Notes, the “Notes”), expired at midnight, New York City time, on September 30, 2010.  As of the expiration of the Tender Offers, approximately $40.6 million in aggregate principal amount (or approximately 27.1%) of the Subordinated Notes and approximately $141.0 million in aggregate principal amount (or approximately 94.0%) of the Floating Rate Notes were validly tendered.  On September 30 and October 1, 2010, Clopay Acquisition accepted for purchase and paid for all of the Notes tendered.

On September 30, 2010, Ames called for redemption, in accordance with the terms of the indentures governing the Notes, any and all of the Notes that remain outstanding after the expiration of the Tender Offers.  The redemption date for the remaining Notes is November 1, 2010 (the “Redemption Date”) and the redemption price is 100% of the principal amount of the remaining Notes plus accrued and unpaid interest to the Redemption Date.

A copy of the press release announcing the expiration of the Tender Offers is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)     Financial States of Businesses Acquired

The financial statements required by this Item 9.01(a) are incorporated by reference to: (i) Ames True Temper’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009, filed with the SEC on December 15, 2009, and (ii) Ames True Temper’s Quarterly Reports on Form 10-Q for the quarters ended January 2, 2010, April 3, 2010 and July 3, 2010, filed with the SEC on February 12, 2010, May 14, 2010 and August 5, 2010.

(b)     Pro Forma Financial Information

The pro-forma financial information required by this Item 9.01(b) will be filed by amendment to this current report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)     Exhibits

Exhibit
Number	Exhibit Title
10.1

Credit and Guarantee Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper Holding Corp., Clopay Ames True Temper LLC, certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto, the Lenders party thereto, Goldman Sachs Lending Partners LLC, as Administrative Agent, Collateral Agent, Lead Arranger, Lead Bookrunner and Syndication Agent and Deutsche Bank Securities Inc., as Lead Arranger, Lead Bookrunner and Syndication Agent

10.2

Amended and Restated Credit Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper Holding Corp., Clopay Ames True Temper LLC, certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent and Deutsche Bank Securities Inc., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent

10.3

Amended and Restated Pledge and Security Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper LLC, Clopay Ames True Temper Holding Corp., certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Secured Parties referred to therein

10.4

Pledge and Security Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper LLC, Clopay Ames True Temper Holding Corp., certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto, and Goldman Sachs Lending Partners LLC, in its capacity as Collateral Agent for the Secured Parties referred to therein

10.5

Intercreditor Agreement, dated as of September 30, 2010, among JPMorgan Chase Bank, N.A., as Administrative Agent for the ABL Secured Parties referred to therein, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent for the Term Loan Secured

Parties referred to therein and each of the Loan Parties party hereto

99.1	Press Release dated September 30, 2010

99.2	Press Release dated October 1, 2010

99.3	Audited Financial Statements of Ames (incorporated by reference to Ames’ Annual Report on Form 10-K for the fiscal year ended September 30, 2009, filed with the SEC on December 15, 2009)

99.4

Unaudited Financial Statements of Ames (incorporated by reference to Ames’ Quarterly Reports on Form 10-Q for the quarters ended January 2, 2010, April 3, 2010 and July 3, 2010, filed with the SEC on February 12, 2010, May 14, 2010 and August 5, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated October 1, 2010	GRIFFON CORPORATION.

	By:	/s/ Seth L. Kaplan
		Name:	Seth L. Kaplan
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1

Credit and Guarantee Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper Holding Corp., Clopay Ames True Temper LLC, certain subsidiaries of the Clopay Ames True Temper Holding Corp. party thereto, the Lenders party thereto, Goldman Sachs Lending Partners LLC, as Administrative Agent, Collateral Agent, Lead Arranger, Lead Bookrunner and Syndication Agent and Deutsche Bank Securities Inc., as Lead Arranger, Lead Bookrunner and Syndication Agent

10.2

Amended and Restated Credit Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper Holding Corp., Clopay Ames True Temper LLC, certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, J.P. Morgan Securities LLC, as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent and Deutsche Bank Securities Inc., as Joint Lead Arranger, Joint Bookrunner and Co-Syndication Agent

10.3

Amended and Restated Pledge and Security Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper LLC, Clopay Ames True Temper Holding Corp., certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Secured Parties referred to therein

10.4

Pledge and Security Agreement, dated as of September 30, 2010, by and among Clopay Ames True Temper LLC, Clopay Ames True Temper Holding Corp., certain subsidiaries of Clopay Ames True Temper Holding Corp. party thereto, and Goldman Sachs Lending Partners LLC, in its capacity as Collateral Agent for the Secured Parties referred to therein

10.5

Intercreditor Agreement, dated as of September 30, 2010, among JPMorgan Chase Bank, N.A., as Administrative Agent for the ABL Secured Parties referred to therein, Goldman Sachs Lending Partners LLC, as Administrative Agent and Collateral Agent for the Term Loan Secured Parties referred to therein and each of the Loan Parties party hereto

99.1	Press Release dated September 30, 2010

99.2	Press Release dated October 1, 2010

99.3	Audited Financial Statements of Ames (incorporated by reference to Ames’ Annual Report on Form 10-K for the fiscal year ended September 30, 2009, filed with the SEC on December 15, 2009)

99.4

Unaudited Financial Statements of Ames (incorporated by reference to Ames’ Quarterly Reports on Form 10-Q for the quarters ended January 2, 2010, April 3, 2010 and July 3, 2010, filed with the SEC on February 12, 2010, May 14, 2010 and August 5, 2010)